STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2003-1

Payment Number	2
Beginning Date of Collection Period	20-Oct-03
End Date of Collection Period	19-Nov-03
Payment Date	20-Nov-03
Previous Payment Date	20-Oct-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advance/Reimbursement
Principal Collections	35,113,484.19
Collections of Interest (net of Servicing Fee and principal recoveries)
Servicing fee	280,962.04
Principal recovery	-
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	40,606,789.61
Interest Paid to Certificates	772,398.79
Principal Paid to Certificates	39,553,428.78
Equity Certificate	-
Servicing Fee	280,962.04

Balance Reconciliation

Begin Principal Balance	674,308,885.31
Principal Collections (including repurchases)	35,113,484.19
Charge off Amount	0.00
End Principal Balance	639,195,401.12

Collateral Performance
Cash Yield (% of beginning balance)	9.78%
Charge off Rate (net of principal recoveries; % of beginning balance)
Net Yield	9.78%

Delinquent Loans
one payment principal balance of loans	5,914,831.01
one payment number of loans	59
two payments principal balance of loans	379,278.80
two payments number of loans	6
three payments plus principal balance of loans	0.00
three payments plus number of loans	-

Home Equity Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01
Substitution Adjustment Amounts	-
Number outstanding beginning of period	7,295
Number outstanding end of period	6,968
Number that went into REO	-
Principal Balance that went into REO	0.00

Overcollateralization
Begin OC Amount	82,385,360.87
OC Release Amount	0.00
Extra Principal Payment	4,439,944.59
End OC Amount	86,825,305.46

Target OC Amount	122,299,780.45
Interim OC Amount	82,385,360.87
Interim OC Deficiency	39,914,419.58

Monthly Excess Cashflow	4,439,944.59

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Note Principal Balance as Percent of Total Original Note Balance

Interest Calculations
1 month LIBOR	1.12000%
Class A Formula Rate (1-mo. Libor plus 35 bps)	1.47000%
Class A Pass-Through Rate	1.47000%
Class M Formula Rate (1-mo. Libor plus 63 bps)	1.75000%
Class M Pass-Through Rate	1.75000%
Available Funds Cap	9.93435%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	61.673780
2. Principal Payment per $1,000	60.527189
3. Interest Payment per $1,000	1.146591

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.47000%
2. Days in Accrual Period	31

3. Class A Interest Due	627,884.65
4. Class A Interest Paid	627,884.65
5. Class A Supplemental Interest Amount Paid	-

6. Class A Unpaid Interest Carry Forward Amount, EOP	-
7. Class A Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Balance, BOP	496,024,743.17
2. Class A Principal Due	33,145,294.18
3. Class A Principal Paid	33,145,294.18
4. Class A Principal Carry Forward Amount Paid	-
5. Class A unpaid Principal Carry Forward Amount	-
6. Class A Note Principal Balance, EOP	462,879,448.99

7. Class A Note Principal Balance as a % of the Original Class A Note Principal Balance, EOP
8. Class A Note Principal Balance as a % of the Pool Balance, EOP

Class M Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	61.892179
2. Principal Payment per $1,000	60.527189
3. Interest Payment per $1,000	1.364989

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.75000%
2. Days in Accrual Period	31

3. Class M Interest Due	144,514.14
4. Class M Interest Paid	144,514.14
5. Class M Supplemental Interest Amount Paid	-

6. Class M Unpaid Interest Carry Forward Amount, EOP	-
7. Class M Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Balance, BOP	95,898,781.27
2. Class M Principal Due	6,408,134.60
3. Class M Principal Paid	6,408,134.60
4. Class M Principal Carry Forward Amount Paid	-
5. Class M Unpaid Principal Carry Forward Amount	-
6. Class M Note Principal Balance, EOP	89,490,646.67

7. Class M Note Principal Balance as a % of the Original Class M Note Principal Balance, EOP
8. Class M Note Principal Balance as a % of the Pool Balance, EOP